[LOGO OF THE MONTGOMERY FUNDS APPEARS HERE]

Variable Series

Emerging Markets

Semiannual Report
June 30, 1999

Invest Wisely

                                                         -----------------------
                                                               Montgomery
                                                            Variable Series
                                                         -----------------------
                                                          Emerging Markets Fund
                                                         -----------------------
                                                          Portfolio Highlights
                                                               (Unaudited)


INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1999?

A: In an extremely challenging year for emerging markets, the Fund returned 10.8% versus a 28.7% return for the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Although this underperformance is disappointing, the Fund lost most ground during the difficult market conditions in the second half of 1998. We are pleased to report that by the end of June, our relative performance against the benchmark improved considerably.

Q: What factors contributed to these results?

A: There were a couple of factors. First, the Funds bias toward small- and mid-cap stocks placed it in a much more vulnerable position than many of its peers during the severe correction in global markets and the subsequent "flight to quality." Smaller-cap companies felt the most severe impact of such capital outflows, as investors who remained in the emerging markets sought the relative safety of large-cap, highly liquid securities.

Second, our cautious approach to the rebounding markets of South Korea and Indonesia meant that we did not fully participate in these markets fourth-quarter 1998 rally, detracting from relative returns. In our view, because of the tentative nature of the Korean recovery and the political upheaval in Indonesia, the inherent risks outweighed the potential rewards.

A much more benign investment environment for most of the latter half of the financial year proved more favorable to the Funds performance. Our strategy maintains its slight bias toward small- and mid-cap companies. We believe that by identifying smaller, well-managed, fundamentally sound and attractively valued companies before the rest of the market recognizes their potential we can add value to the Fund. Interest in such stocks is beginning to improve, especially in Asia, where market liquidity has improved considerably in recent months. In addition, the Funds overweight position in the outperforming Pacific Rim markets, specifically in South Korea and Thailand in the three months ended June 30, 1999, contributed to strong returns and a considerable improvement in the Funds relative performance against both its benchmark and its peers.

Q: You mentioned the recovery in Asian markets as a contributing factor to improved performance. Were there any other trends that increased returns over the period?

A: The recovery in commodity prices during the final three months of the financial year proved beneficial to the emerging markets in general -- which tend to be large exporters of primary products such as metals and oil -- and to the Funds performance. Recognizing the potential for a rebound in this sector at the end of March, we increased the Funds exposure to companies that would profit from such a recovery. As a result, 57% of the Funds holdings were in countries likely to benefit from this trend by June 30, 1999.


--------------------------------------------------------------------------------
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Josephine Jimenez, CFA... Sr. Portfolio Manager
Bryan Sudweeks, Ph.D., CFA ...... Sr. Portfolio
                                        Manager
Frank Chiang ................ Portfolio Manager

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                          Montgomery Variable Series:
                             Emerging Markets Fund

Since inception (2/2/96) ...............................          (3.98)%
One year ...............................................          10.83%
Three years ............................................          (6.23)%

--------------------------------------------------------------------------------
                        MSCI Emerging Markets Free Index

Since 1/31/96 ..........................................          (2.60)%
One year ...............................................          28.71%
Three years ............................................          (4.00)%

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                Montgomery Series       MSCI Emerging           Lipper Emerging
                Emerging Markets        Markets Free             Markets Funds
                      Fund                  Index                   Average
                -----------------       -------------           ---------------
2-Feb-96             10,000                10,000                   10,000
  Mar-96             10,100                 9,918                    9,955
  Apr-96             10,330                10,314                   10,350
  May-96             10,580                10,268                   10,454
  Jun-96             10,560                10,332                   10,489
  Jul-96             10,050                 9,626                    9,845
  Aug-96             10,500                 9,872                   10,086
  Sep-96             10,510                 9,958                   10,162
  Oct-96             10,310                 9,692                    9,898
  Nov-96             10,470                 9,855                   10,121
  Dec-96             10,679                 9,899                   10,281
  Jan-97             11,532                10,575                   11,058
  Feb-97             11,782                11,028                   11,449
  Mar-97             11,592                10,738                   11,188
  Apr-97             11,542                10,757                   11,242
  May-97             12,023                11,065                   11,673
  Jun-97             12,915                11,657                   12,305
  Jul-97             13,337                11,831                   12,699
  Aug-97             12,003                10,325                   11,439
  Sep-97             12,514                10,611                   11,900
  Oct-97             10,499                 8,870                   10,043
  Nov-97             10,188                 8,547                    9,719
  Dec-97             10,617                 8,753                    9,863
  Jan-98              9,382                 8,066                    9,211
  Feb-98              9,914                 8,908                    9,970
  Mar-98             10,105                 9,295                   10,373
  Apr-98             10,236                 9,193                   10,480
  May-98              8,860                 7,933                    9,146
  Jun-98              7,855                 7,101                    8,302
  Jul-98              8,267                 7,326                    8,583
  Aug-98              5,756                 5,208                    6,202
  Sep-98              6,047                 5,538                    6,360
  Oct-98              6,449                 6,122                    6,859
  Nov-98              6,981                 6,631                    7,233
  Dec-98              6,633                 6,535                    7,177
  Jan-99              6,402                 6,429                    7,035
  Feb-99              6,231                 6,492                    6,993
  Mar-99              7,106                 7,347                    7,772
  Apr-99              7,962                 8,256                    8,794
  May-99              7,751                 8,208                    8,688
  Jun-99              8,707                 9,140                    9,546


(1) The Morgan Stanley Capital International Emerging Markets Free Index Fund is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2)  The Lipper Emerging Markets Funds Average universe consists of 86 funds.

---------------------
      Montgomery
   Variable Series
---------------------
Emerging Markets Fund
---------------------
Portfolio Highlights
     (Unaudited)

========================================
         TOP TEN HOLDINGS
----------------------------------------
  (as a percentage of total net assets)

Telefonos de Mexico ............... 4.4%
Samsung Electronics Company ....... 2.8%
Korea Electric Power Corporation .. 2.6%
Videsh Sanchar Nigam Ltd. ......... 2.2%
Samsung Display Devices Company     2.2%
Hon Hai Precison Industry ......... 2.1%
Korea Telecom Corporation ......... 1.9%
Synnex Technology
  International Corporation ....... 1.8%
Pohang Iron & Steel Company Ltd ... 1.8%
Petroleo Brasileiro S.A. Ltd. ..... 1.8%

----------------------------------------
          TOP FIVE COUNTRIES
----------------------------------------
  (as a percentage of total net assets)

Korea .............................15.9%
Mexico ............................12.6%
Brazil ............................10.5%
South Africa ...................... 8.1%
Taiwan ............................ 7.5%



Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


There were a number of stocks across the emerging markets regions that boosted performance. These included low-cost copper producer Grupo Mexico (0.7% of net assets as of 6/30/99) and South Africas Anglo American Platinum Corporation (0.7% of net assets as of 6/30/99).

Q: Where do you believe that the best opportunities are likely to be in the emerging markets in the coming year?

A: We are confident that the recovery we have seen in the emerging markets since the beginning of 1999 is likely to continue. We are especially optimistic about the prospects for Asia. The economic fundamentals of the region continue to improve, and significant progress has been made in bank reform and corporate restructuring. Although Asian markets appreciated rapidly during the second quarter, we believe that there are still some attractively valued companies whose potential has yet to be widely recognized. We particularly like the prospects for India and China. We believe that the combination of strong economic growth and a possible resolution of its conflict with Pakistan over Kashmir may boost the Indian market. Selected Chinese stocks are likely to benefit from that countrys possible entry into the World Trade Organization
(WTO).

Elsewhere, in Latin America we are optimistic about the outlook for the Brazilian market. Interest rates in Brazil have fallen, and inflation is running at a rate lower than even the most optimistic analysts had predicted at the beginning of the year. In view of such rapidly improving fundamentals, we believe Brazil will outperform. We also like the prospects for selected stocks in Egypt and South Africa.

Q: How is the Fund currently positioned to take advantage of opportunities?

A: The Fund remains overweighted in Asia, specifically in South Korea and Thailand, but we are also researching opportunities in India and have begun to build positions in Chinese stocks that we believe may benefit from WTO membership.

In Latin America the Fund has an overweight position in Brazil, and we are looking for interesting opportunities in Chile. In the Middle East and Africa, we continue to like the prospects for the Funds existing holdings in commodities stocks and Egyptian cellular phone services. We are optimistic that if we maintain our strong focus on asset allocation and good stock selection, we should continue to improve our relative performance against the benchmark.

                                                         ---------------------
                                                               Montgomery
                                                            Variable Series
                                                         ---------------------
                                                         Emerging Markets Fund
                                                         ---------------------
                                                              Investments



PORTFOLIO INVESTMENTS

June 30, 1999 (Unaudited)


                Shares                                         Value (Note 1)
COMMON STOCKS -- 82.4%
Argentina -- 0.4%
                14,300  Telefonica de Argentina ADR
                        (Other Telephone/Communication) ........$    448,663
Brazil -- 2.2%
                48,900  Cia Cervejaria Brahma ADR
                        (Non-U.S. Utilities) ...................     553,181
                73,200  Embratel Participacoes ADR
                        (Other Telephone/Communication) ........   1,015,650
                48,200  Pao de Acucar ADR
                        (Food Chains) ..........................     900,738
            20,220,000  Telecomunicacoes Brasileiras ADR
                        (Other Telephone/Communication) ........         571
               500,000  Telerj Celular S.A., Series C
                        (Cellular Telephone) ...................       9,681
                                                                 -----------
                                                                   2,479,821
Chile -- 0.3%
                15,400  Cia de Telecom Chile de S.A. ADR
                        (Other Telephone/Communication) ........     381,150
China/Hong Kong -- 1.7%
                65,000  Cheung Kong (Holdings)Ltd.(Real Estate)      578,090
                 5,400  China Telecom Ltd. ADR +
                        (Other Telephone/Communication) ........     307,800
               732,000  Cosco Pacific Ltd. (Marine Transportation)   608,561
                13,400  HSBC Holdings PLC (Non-U.S. Banks) .....     488,793
                                                                 -----------
                                                                   1,983,244
Czech Republic -- 0.6%
                18,090  Ceske Radiokomunikace, GDR +
                        (Other Telephone/Communication) ........     624,105
Egypt -- 2.6%
                 3,000  Al-Ahram Beverages Company, GDR +
                        (Alcoholic Beverages) ..................     167,497
                28,300  Al-Ahram Beverages Company +
                        (Alcoholic Beverages) ..................     804,428
                86,666  Egyptian Mobile Phone Network
                        (Cellular Telephone) ...................   1,953,076
                                                                 -----------
                                                                   2,925,001
Greece -- 3.0%
                25,311  Alpha Credit Bank (Non-U.S. Banks) .....   1,633,695
                78,900  Hellas Telecommunications S.A. ADR +
                        (Other Telephone/Communication) ........   1,765,387
                                                                 -----------
                                                                   3,399,082
Hungary -- 1.5%
                10,500  Borsodchem Rt. (Paints/Coatings) .......     256,304
                16,500  EGIS Rt. (Other Pharmaceuticals) .......     395,254
                34,000  Mol Magyar Olaj-es Gazipari Rt.
                        (Integrated Oil Companies) .............     818,558

                Shares                                         Value (Note 1)

Hungary -- continued
                 6,670  OTP Bank Rt. (Non-U.S. Banks) ..........$    278,440
                                                                 -----------
                                                                   1,748,556
India -- 7.3%
                67,400 Bajaj Aoto Ltd., GDR (Motor Vehicles) .. 1,105,360 56,700 Hindalco Industries Ltd., GDR
                        (Aluminum) .............................   1,102,815
                66,200  ITC Ltd., GDR
                        (Tobacco) ..............................   1,863,530
                75,000  Mahanagar Telephone Nigam Ltd., GDR
                        (Other Telephone/Communication) ........     742,500
                75,000  State Bank of India, GDR
                        (Non-U.S. Banks) .......................     920,625
               197,100  Videsh Sanchar Nigam Ltd., GDR
                        (Other Telephone/Communication) ........   2,525,344
                                                                 -----------
                                                                   8,260,174
Indonesia -- 2.2%
                47,200  Gulf Indonesia Resources Ltd. +
                        (Oil & Gas Production) .................     542,800
             1,466,000  PT Indah Kiat Pulp & Paper Corporation
                        (Paper) ................................     677,430
               579,000  PT Indofood Sukses Makmur Tbk +
                        (Food Distributors) ....................     785,935
               885,600  PT Telekomunikasi Indonesia
                        (Other Telephone/Communication) ........     511,538
                                                                 -----------
                                                                   2,517,703
Israel -- 2.8%
               635,000 Bank Leumi Le-Israel (Non-U.S. Banks) .. 1,200,578 123,500 Bezeq Israeli Telecommunication
                        Corporation Ltd. +
                        (Other Telephone/Communication) ........     497,545
                 9,700  Koor Industries Ltd.
                        (Multi-Sector Companies) ...............   1,118,902
               139,190  Supersol Ltd. (Food Chains) ............     409,061
                                                                 -----------
                                                                   3,226,086
Korea -- 15.9%
                43,200  Hyundai Motor Company
                        (Automotive Aftermarket) ...............   1,024,484
                28,000  Kookmin Bank (Non-U.S. Banks) ..........     568,467
               144,300  Korea Electric Power Corporation ADR
                        (Non-U.S. Utilities) ...................   2,958,150
                31,900  Korea Telecom Corporation
                        (Other Telephone/Communication) ........   2,116,562
                21,100  Korea Telecom Corporation ADR +
                        (Other Telephone/Communication) ........     844,000
                34,300  LG Chemical Ltd. (Major Chemicals) .....     933,434
                16,610  Pohang Iron & Steel Company Ltd.
                        (Steel/Iron Ore) .......................   2,000,339

The accompanying notes are an integral part of these financial statements.

---------------------
     Montgomery
   Variable Series
---------------------
Emerging Markets Fund
---------------------
     Investments


   Shares                                                       Value (Note 1)
COMMON STOCKS -- continued
Korea -- continued
                21,900  Pohang Iron & Steel Company Ltd. ADR
                        (Steel/Iron Ore) .......................$    736,387
                45,400  Samsung Display Devices Company
                        (Industrial Specialties) ...............   2,471,015
                29,426  Samsung Electronics Company
                        (Diversified Electronic Products) ......   3,228,598
                22,072  Sindo Ricoh Company
                        (Office Equipment/Supplies) ............   1,182,258
                                                                 -----------
                                                                  18,063,694
Malaysia -- 2.2%
             1,545,000  Public Bank Berhad (Non-U.S. Banks) ....     998,758
               513,000  TenagaNasionalBerhad(Non-U.S.Utilities)    1,004,060
               143,000  YTL Corporation Berhad
                        (Engineering and Construction) .........     255,894
               330,000  YTL Power International Berhad
                        (Non-U.S. Utilities) ...................     268,689
                                                                 -----------
                                                                   2,527,401
Mexico -- 12.6%
               305,000  Carso Global Telecom, Series A1+
                        (Other Telephone/Communication) ........   1,932,346
               331,720  Corporacion Interamericana
                        Entertainment S.A.+
                        (Movies/Entertainment) .................   1,078,979
                48,900  Fomento Economico Mexicano S.A. de
                        C.V. (Soft Drinks) .....................   1,949,887
               293,000  Grupo Carso S.A., Series A+(Textiles) ..   1,358,814
               520,000  Grupo Financiero Banamex Accival S.A. de
                        C.V., Series B, Banacci+(Non-U.S. Banks)   1,313,382
               284,535  Grupo Industrial Bimbo S.A. de C.V.
                        (Specialty Foods/Candy) ................     631,092
               194,000  Grupo Mexico S.A., Series B
                        (Other Metals/Minerals) ................     825,576
                38,000  Grupo Radio Central S.A. de C.V. ADR
                        (Broadcasting) .........................     199,500
                61,900  Telefonos de Mexico S.A. ADR
                        (Other Telephone/Communication) ........   5,002,294
                                                                 -----------
                                                                  14,291,870
Peru -- 0.8%
                20,100  Compania de Minas Buenaventura S.A.
                        ADR (Precious Metals) ..................     307,781
                12,400  Credicorp Ltd. (Non-U.S. Banks) ........     136,400
                15,171  Ferreyros Enrique S.A. ADR
                        (Construction/Agriculture
                        Equipment/Trucks) ......................     199,120
                16,000  Telefonica del Peru S.A. ADR
                        (Other Telephone/Communication) ........     242,000
                                                                 -----------
                                                                     885,301
Philippines -- 2.4%
             1,302,000  Ayala Corporation
                        (Multi-Sector Companies) ...............     428,571
               125,000  Bank of the Philippine Islands
                        (Non-U.S. Banks) .......................     447,663
               600,000  Benpres Holdings Corporation+
                        (Broadcasting) .........................$    142,199
               323,000  Manila Electric Company, Series B
                        (Non-U.S. Utilities) ...................   1,165,267
                17,700  Philippine Long Distance Telephone ADR
                        (Other Telephone/Communication) ........     533,212
                                                                 -----------
                                                                   2,716,912
Poland -- 1.3%
                10,500  Agora S.A., GDR+(Broadcasting) .........     122,325
                21,700  Elektrim Spolka Akcyjna S.A.
                        (Wholesale Distributors) ...............     306,450
                34,000  Prokom Software, GDR (EDP Services) ....     557,600
                63,500  Telekomunikacja Polska S.A., GDR+
                        (Other Telephone/Communication) ........     447,675
                                                                 -----------
                                                                   1,434,050
Singapore -- 0.6%
                13,800  Asia Pulp & Paper Company Ltd. ADR
                        (Paper)         132,825
                 5,800  Pacific Internet Ltd.+(Internet Services)    276,769
                19,000  SingaporePressHoldingsLtd.(Newspapers) .     323,670
                                                                 -----------
                                                                     733,264
South Africa -- 8.1%
                50,000  ABSA Group Ltd. (Finance Companies) ....     282,956
                34,000  Anglo American Platium Corporation Ltd.
                        (Precious Metals) ......................     793,305
                13,500  AngloGold Ltd. (Precious Metals) .......     581,656
             1,211,355  B.O.E. Corporation Ltd., "N" Shares
                        (Investment Managers) ..................     963,544
               200,737  Barlow Ltd. (Multi-Sector Companies) ...   1,157,618
                56,100  De Beers Centenary AG
                        (Other Metals/Minerals) ................   1,344,281
                38,545  LibertyInternationalPLC(Non-U.S.Banks) .     255,178
                82,673  Liberty Life Association of Africa Ltd.
                        (Life Insurance) .......................   1,059,015
               342,100  Molope Group Ltd.+ (Diversified
                        Commercial Services) ...................     223,928
                50,000  Molope Group Ltd., N Shares+
                        (Diversified Commercial Services) ......      28,171
               104,800  Nasionale Pers Beperk (Newspapers) .....     629,547
                12,000  Nedcor Bank Ltd. (Non-U.S. Banks) ......     271,638
               156,100  Sasol Ltd. (Coal Mining) ...............   1,113,614
               265,794  Wooltru Ltd.,"N" Shares (Food Chains)...     431,648
                                                                 -----------
                                                                   9,136,099
Taiwan -- 7.5%
                13,117  Bank Sinopac (Non-U.S. Banks) ..........       9,137
             1,685,200  China Steel Corporation (Steel/Iron Ore)   1,273,030
               865,000  Far East Textiles Ltd.+(Textiles) ......   1,285,449
               258,000  Hon Hai Precision Industry+
                        (Electronic Data Processing) ...........   2,332,384
               396,010  Synnex Technology International Corpora-
                        tion (Diversified Electronic Products)..   2,059,742
               397,536  Taiwan Semiconductor Company
                        (Electronic Production Equipment) ......   1,519,991
                                                                 -----------
                                                                   8,479,733

The accompanying notes are an integral part of these financial statements.

                                                         ---------------------
                                                               Montgomery
                                                            Variable Series
                                                         ---------------------
                                                         Emerging Markets Fund
                                                         ---------------------
                                                              Investments


    Shares                                               Value (Note 1)
COMMON STOCKS -- continued
Thailand -- 2.9%
       595,000  Bank of Ayudhya Public Company Ltd.
                (Non-U.S. Banks) .......................   $    407,313
       819,000  Industrial Finance of Thailand
                (Finance Companies) ....................        521,798
       293,000  Krung Thai Bank Public Company Ltd.
                (F) (Non-U.S. Banks) ...................        194,618
       249,000  National Finance Public Company Ltd.
                (F) (Non-U.S. Banks) ...................        150,203
        82,100  PTT Exploration and Production Public
                Company Ltd. (F) (Oil & Gas
                Production) ............................        627,686
       466,200  Thai Farmers Bank Public Company Ltd.
                (Non-U.S. Banks) .......................      1,440,879
                                                           ------------
                                                              3,342,497
Turkey -- 3.0%
    24,947,500  Haci Omer Sebanci Holdings A.S.
                (Real Estate Investment Trusts) ........        556,151
       712,000  Migros Turk T.A.S. (Food Chains) .......        886,496
     7,498,000  Tupras-Turkie Petrol Rafinerileri Ltd.
                (F) (Oil Refining/Marketing) ...........        497,899
    32,560,000  Turkiye Is Bankasi, Class C
                (Non-U.S. Banks) .......................        579,139
    58,230,835  YapiVeKrediBankasiA.S.(Non-U.S.Banks) ..        842,404
                                                           ------------
                                                              3,362,089

United Kingdom -- 0.5%
        13,180  Anglo American PLC+
                (Finance Companies) ....................        615,918

TOTAL COMMON STOCKS
(Cost $78,295,112) .....................................     93,582,413
                                                           ------------
PREFERRED STOCK -- 9.0%
Brazil -- 8.3%
    85,700,000  Banco do Brasil S.A.(Non-U.S. Banks)...         449,447
    10,700,000  Banco do Estado de Sao Paulo S.A.
                Banespa Ltd. (Non-U.S. Banks) .........         455,332
        14,562  Cia Energetica de Minas Gerais ADR
                (Non-U.S. Utilities) ..................         305,802
    25,059,247  Cia Energetica de Minas Gerias
                (Non-U.S. Utilities) ..................         526,818
   121,483,000  Cia Paranaense de Energi
                (Non-U.S. Utilities) ..................         988,616
       887,000  Itausa Investimentos Itau
                (Multi-Sector Companies) ..............         466,183
    12,855,000  Petroleo Brasileiro S.A. Ltd.
                (Integrated Oil Companies) ............       1,990,545
     9,989,295  Telec de Sao Paulo S.A. Telesp
                (Other Telephone/Communication) .......       1,179,860
       500,000  Telec do Rio Janeriro S.A.+
                (Other Telephone/Communication) .......           5,425
     6,990,000  Telecomunicacoes Brasileiras
                S.A. Telebras ADR+
                (Other Telephone/Communication) .......         329,847

    Shares                                               Value (Note 1)

Brazil -- Continued
    16,550,000  Telesp Celular S.A., Series B
                (Cellular Telephone)  .................        $860,469
       288,800  Usinas Siderurgicas de Minas Gerais,
                GDR (Steel/Iron Ore) ..................         972,731
        44,500  Vale do Rio Doce, Series "A"
                (Other Metals/Minerals) ...............         880,192
        20,000  Vale do Rio Doce, Series "B"
                (Other Metals/Minerals) ...............              --
                                                           ------------
                                                              9,411,267
Russia -- 0.5%
        80,600  LukOil Company ADR
                (Integrated Oil Companies) ............         584,350
Thailand -- 0.2%
       188,000  SiamCommercialBank+ (Non-U.S.Banks) ...         267,589

TOTAL PREFERRED STOCKS
(Cost $11,451,869) ....................................      10,263,206
                                                           ------------
WARRANTS -- 0.5%
Philippines -- 0.5%
     1,013,000  Jollibee Food Company, Warrants,
                Expire 03/24/03+ (Restaurants)
                (Cost $558,708) .......................         520,172

Principal Amount

REPURCHASE AGREEMENT -- 4.9%
    $5,534,000  Agreement with Paine Webber, Tri-Party,
                5.100% dated 06/30/99, to be repurchased
                at $5,534,773, collateralized by
                $5,644,689 market value of U.S.
                government and mortgage-backed
                securities, having various maturities
                and interest rates.
                (Cost $5,534,000) .....................       5,534,000
                                                           ------------
TOTAL INVESTMENTS -- 96.8%
(Cost $95,839,689*) ...................................     109,899,791

OTHER ASSETS AND LIABILITIES -- 3.2%
(Net) .................................................       3,647,368
                                                           ------------

NET ASSETS -- 100.0% ..................................    $113,547,159
                                                           ============

*   Aggragate cost for federal tax purposes is substantially the same.
+   Non-income-producing security.


Abbreviations
ADR     American Depositary Receipt
(F)     Foreign or Alien Shares
GDR     Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

---------------------
     Montgomery
   Variable Series
---------------------
 Statement of Assets
   and Liabilities
---------------------
    June 30, 1999
     (Unaudited)



--------------------------------------------------------------------------------

Assets:                                                    Emerging Markets Fund
--------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
  Securities..............................................      $104,365,791
  Repurchase agreements...................................         5,534,000
                                                                ------------
Total Investments                                                109,899,791
Cash......................................................         3,280,122
Foreign currency, at value (Cost $1,980,856) (Note 1).....         1,976,999
Receivables:
  Shares of beneficial interest sold......................         3,025,211
  Investment securities sold..............................         1,875,462
  Dividends...............................................           280,521
  Interest................................................               693
Deferred organization costs (Note 1)......................            19,712
                                                                ------------
Total Assets..............................................       120,358,511
                                                                ------------
Liabilities:
--------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
  Net unrealized depreciation of forward foreign-currency
  exchange contracts (note 4).............................             7,038
Payables:
  Investment securities purchased.........................         6,500,502
  Management fees (Note 2)................................           141,916
  Custodian fees..........................................           105,977
  Accounting fees.........................................            31,739
  Other accrued liabilities and expenses..................            20,689
  Trustees, fees and expenses (Note 2)....................             3,267
  Dividends...............................................               224
Total Liabilities.........................................         6,811,352
                                                                ------------
Net Assets................................................      $113,547,159
                                                                ------------
Investments at identified cost............................      $ 95,839,689

Net Assets Consist of:
--------------------------------------------------------------------------------
Undistributed net investment income.......................      $    209,938
Accumulated net realized gain/(loss) on securities sold,
  forward foreign-currency exchange contracts, futures
  contracts and foreign-currency transactions.............       (43,270,218)
Net unrealized appreciation of investments, forward
  foreign-currency exchange contracts, foreign-currency
  transactions, and other assets..........................        14,027,054
Shares of beneficial interest.............................           131,352
Additional paid-in capital................................       142,449,033
                                                                ------------
Net Assets................................................      $113,547,159

Net Assets:
--------------------------------------------------------------------------------
Net assets................................................      $113,547,159
Number of Fund shares outstanding.........................        13,135,236
Net asset value, offering and redemption
  price per share outstanding.............................      $       8.64
                                                                ------------

6

  The accompanying notes are an integral part of these financial statements.

                                                  -----------------------------
                                                            Montgomery
                                                         Variable Series
                                                  ------------------------------
                                                      Statement of Operations
                                                  ------------------------------
                                                  Six Months Ended June 30, 1999
                                                           (Unaudited)

Net Investment Income:                                     Emerging Markets Fund
--------------------------------------------------------------------------------
Investment Income:
Interest ...................................................    $   110,104
Dividends (net of foreign withholding taxes of $69,327) ....        883,889
                                                                -----------
Total Income                                                        993,993
                                                                -----------
Expenses:
Management fee (Note 2) ....................................        524,421
Custodian fee ..............................................        100,311
Legal and audit fees .......................................         37,925
Accounting expenses ........................................         27,032
Amortization of organization expenses (Note 1) .............          6,162
Interest expense ...........................................          4,238
Trustees' fees (Note 2) ....................................          2,568
Registration fees ..........................................          2,327
Transfer agency and servicing fees .........................          2,246
Printing fees ..............................................          1,885
Other ......................................................         13,681
                                                                -----------
Total Expenses                                                      722,796
Fees deferred and/or expenses absorbed by Manager (note 2)..             --
                                                                -----------
Net Expenses                                                        722,796
                                                                -----------
Net Investment Income                                               271,197
                                                                -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ................................     (4,650,671)
    Foreign-currency transactions and other assets .........       (743,983)
                                                                -----------
Net Realized Gain/(Loss) on Investments                         (5,394 ,654)

Net change in unrealized appreciation/(depreciation) on:
    Securities ..............................................    28,160,702
    Foreign-currency transactions and other assets ..........       (51,338)
                                                                 ----------
Net Unrealized Appreciation/(Depreciation) of Investments        28,109,364
                                                                 ----------
Net Realized and Unrealized Gain/(Loss) on Investments           22,714,710
                                                                 ----------
Net Increase/(Decrease) in Net Assets Resulting from Operations $22,985,907


                                                                               7
The accompanying notes are an integral part of these financial statements.

--------------------------
        Montgomery
     Variable Series
--------------------------
      Statement of
  Changes in Net Assets
--------------------------
       (Unaudited)
                                                         Emerging Markets Fund
--------------------------------------------------------------------------------
                                                        Six Months
                                                          Ended      Year Ended
Increase/(Decrease) in Net Assets from Operations:       6/30/99      12/31/98
--------------------------------------------------------------------------------
Net investment income .............................. $    271,197  $    586,481
Net realized gain/(loss) on securities, forward
  foreign-currency exchange contracts, futures
  contracts, foreign-currency transactions and other
  assets during the period .........................   (5,394,654)  (28,454,568)
Net unrealized appreciation/(depreciation) of
  securities, forward foreign-currency exchange
  contracts, foreign-currency transactions and other
  assets during the period .........................   28,109,364   (13,755,951)
                                                     ------------  ------------
Net Increase/(Decrease) in Net Assets Resulting from
  Operations .......................................   22,985,907   (41,624,038)

Distributions to Shareholders:
--------------------------------------------------------------------------------
Distributions to shareholders from net investment              --      (139,238)
  income ...........................................
Beneficial Interest Transactions:
--------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
  transactions (note 4) ............................   18,238,729      (750,809)
                                                     ------------  ------------
Net Increase/(Decrease) in Net Assets ..............   41,224,636   (42,514,085)

Net Assets:
--------------------------------------------------------------------------------
Beginning of Period ................................   72,322,523   114,836,608
End of Period ...................................... $113,547,159  $ 72,322,523
Accumulated Undistributed Net Investment Income/
  (Accumulated Net Investment Loss) ................ $    209,938  $    (61,259)

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                                Montgomery
                                                              Variable Series
                                                           ---------------------
                                                           Financial Highlights
                                                           ---------------------

                                                                                               Emerging Markets Fund

Selected Per-Share Data for the Year or Period Ended:                        6/30/99             Fiscal Year Ended December 31,
                                                                           (Unaudited)         1998          1997         1996(a)
Net Asset Value - Beginning of Period                                     $      6.59    $     10.57    $     10.65     $     10.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.03           0.01           0.02            0.03
Net realized and unrealized gain/(loss) on investments                           2.02          (3.98)         (0.08)           0.65
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     2.05          (3.97)         (0.06)           0.68
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               --          (0.01)         (0.02)          (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -  End of Period                                          $      8.64    $      6.59    $     10.57     $     10.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                   31.26%        (37.53)%        (0.58)%          6.79%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                             113,547         72,323        114,837          26,966
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      0.67%          0.67%          0.63%           0.81%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           $      0.02    $      0.01    $      0.02     $     (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            69%           112%            71%             43%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.95%          1.80%          1.76%           1.45%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
  and tax expense                                                                1.95%            --           1.81%           2.47%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 1.75%          1.75%          1.75%           1.44%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.

The accompanying notes are an integral part of these financial statements.

------------------------
The Montgomery Funds III
------------------------
        Notes
------------------------
to Financial Statements
     (Unaudited)

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 "Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of June 30, 1999, the Trust had three series: the Montgomery Variable Series: Growth Fund, Montgomery Variable Series: Emerging Markets Fund, and Montgomery Variable Series: Small Cap Opportunities Fund. Information presented in these financial statements pertains to the Montgomery Variable
Series: Emerging Markets Fund (the "Fund"). The Montgomery Variable Series:
Growth Fund and the Montgomery Variable Series: Small Cap Opportunities Fund are presented under separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which, may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

c. Forward Foreign-Currency Exchange Contracts

The Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain (loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign-currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain (loss) and unrealized appreciation (depreciation) from investments.

e. Repurchase Agreements

The Fund may engage in repurchase agreement individually or jointly through a joint repurchase account with other series of the Trust pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Funds holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of

                                                     -------------------------
                                                      The Montgomery Funds III
                                                     -------------------------
                                                               Notes
                                                     -------------------------
                                                      to Financial Statements
                                                            (Unaudited)


counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements, to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

f. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

g. Federal Income Taxes

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

h. Organization Costs

Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

i.   Expenses
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS
WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerz-bank AG.

Pursuant to the Investment Management Agreement (the "Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based on the average daily net assets of the Fund:

               First $250 Million          Over $250 Million
               ------------------          -----------------
                     1.25%                        1.00%

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.75% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term.

The Manager recouped previously deferred fees and/or absorbed expenses during the year ended June 30, 1999. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown.

b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as Trustee of all three Trusts advised by the Manager ($5,000 of which is allocated to The Montgomery Funds III).

-------------------------
The Montgomery Funds III
-------------------------
        Notes
-------------------------
to Financial Statements
      (Unaudited)

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the six-month period ended June 30, 1999, were $69,065,467 and $54,351,391, respectively.

b. At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $18,888,042 and $4,827,940, respectively.

c. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Montgomery Variable Series: Emerging Markets Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1998, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all funds does not exceed $175,000,000. The Fund pays its pro rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the six-month period ended June 30, 1999, borrowings under this agreement were as follows:

                                          Average Amount        Maximum            Average                       Average Debt
Fund                                        Outstanding     Debt Outstanding    Interest Rate   Average Shares     per Share
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Fund                       $2,288,888         $9,700,000             5.50%       12,057,793         $0.19

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the years indicated below were:

                                                                   Six-Month Period Ended
                                                                        Ended 6/30/99                     Year Ended 12/31/98
                                                                        (Unaudited)
                                                                  Shares             Amount             Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            9,980,386        $ 78,012,722         8,125,454        $ 62,925,477
Issued as reinvestment of dividends                                   --                  --             21,354             139,014
Redeemed                                                       (7,825,499)        (59,773,993)       (8,035,427)        (63,815,300)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         2,154,887        $ 18,238,729           111,381         $  (750,809)

-----------------------------------------------------------------------------------------------------------------------------------

At June 30, 1999, shareholders of the Fund with ownership of 10% or greater included one shareholder, comprising ownership of 90.77% of the total aggregate shares outstanding.


5. FOREIGN SECURITIES

The Fund purchases securities in emerging markets countries. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, differences in the clearance and settlement of securities transactions practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

[LOGO OF THE MONTGOMERY FUNDS APPEARS HERE]
101 California Street
San Francisco, CA 94111-9361